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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     April 24, 2003
                                                 ---------------------------



                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)


   New York                      1-4346                      11-2418067
--------------              ----------------               --------------
(State or other               (Commission                  (IRS Employer
jurisdiction of               File Number)                Identification No.)
 incorporation)

                 388 Greenwich Street, New York, New York         10013
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                 (Address of principal executive offices)       (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)





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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         Exhibits:

         Exhibit No.       Description
         -----------       -----------

            1.01 Terms Agreement, dated April 24, 2003, between the Company and Citigroup Global Markets Inc., as the underwriter, relating to the offer and sale of the Company's 1,500,000 2% Stock Market Upturn Notes(SM) based upon the Dow Jones Industrial Average(SM) Due April 29, 2005.

           4.01 Form of Note for the Company's 1,500,000 2% Stock Market Upturn Notes(SM) based upon the Dow Jones Industrial Average(SM) Due April 29, 2005.







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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  April 29, 2003                               CITIGROUP GLOBAL MARKETS
                                                      HOLDINGS INC.



                                                   By: /s/Mark I. Kleinman
                                                       -------------------
                                                          Mark I. Kleinman
                                                          Treasurer